                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
                       Chairman of the Board, President
                          and Chief Executive Officer

    KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               James P. Bossert
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, James P. Bossert, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of September, 2006.

                                                  /s/ James P. Bossert
                                                  -----------------------------
                                                  James P. Bossert

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File No.333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of September, 2006.

                                                  /s/ Susan A. Buffum
                                                  -----------------------------
                                                  Susan A. Buffum

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Michael R. Fanning
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Michael R. Fanning, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 15 day of September, 2006.

                                                  /s/ Michael R. Fanning
                                                  -----------------------------
                                                  Michael R. Fanning

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Elizabeth M. Forget
                                                  -----------------------------
                                                  Elizabeth M. Forget

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of September, 2006.

                                                  /s/ George Foulke
                                                  -----------------------------
                                                  George Foulke

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Richard C. Pearson
               Executive Vice President, Secretary and Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Executive Vice President, Secretary and Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Richard C. Pearson
                                                  -----------------------------
                                                  Richard C. Pearson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Paul Sylvester
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Paul Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Paul Sylvester
                                                  -----------------------------
                                                  Paul Sylvester

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                                   Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 2006.

                                                  /s/ Jeffrey A. Tupper
                                                  -----------------------------
                                                  Jeffrey A. Tupper

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Charles V. Curcio
                  Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Charles V. Curcio, Vice President and Chief Financial Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA 7 year File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, Secur Annuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, PrimElite IV File
       No. 333-______, Variable Annuity Lite File No. 333-______),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2006.

                                                  /s/ Charles V. Curcio
                                                  -----------------------------
                                                  Charles V. Curcio